SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    February 19, 2003

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Item 5.    Other Events and Regulation FD Disclosure.

On February 19, 2003, Prudential Financial, Inc. (Prudential) issued a news release (the “Transaction News Release”) announcing that it had entered into an agreement with Wachovia Corporation (“Wachovia”) to combine their respective retail securities brokerage and correspondent clearing businesses in a newly formed limited liability company (the “Transaction”). The Transaction News Release is attached as Exhibit 99(a) to this report and is incorporated into this Item 5 by reference.

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits.

99(a)	The Transaction News Release.

99(b)	The 2003 Earnings Guidance News Release (as defined in Item 9 below).

Item 9.    Regulation FD Disclosure.

On February 19, 2003, Prudential Financial issued a news release (the “2003 Earnings Guidance News Release”) to update its earnings expectations for 2003 to reflect the Transaction . The 2003 Earnings Guidance News Release is attached as Exhibit 99(b) to this report and is incorporated into this Item 9 by reference.

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Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements about the benefits of the transaction between Prudential and Wachovia, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the transaction; (ii) statements with respect to Prudential’s and Wachovia’s plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans”, “targets”, and similar expressions. These statements are based upon the current beliefs and expectations of Prudential’s and Wachovia’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in such forward-looking statements: (1) the risk that the businesses of Prudential and Wachovia that are to be contributed to the limited liability company will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the Transaction may not be fully realized or realized within the expected time frame; (3) revenues following the Transaction may be lower than expected; (4)

operating costs, customer loss and business disruption following the transaction including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the risk that the parties are unable to obtain governmental approvals of the transaction on the proposed terms and schedule; (6) competitive pressures among securities brokerage and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (7) the strength of the United States economy in general and the strength of the local economies in which the combined company formed in the Transaction will conduct operations may be different than expected; (8) changes in the U.S. and foreign legal and regulatory framework may impose additional burdens on the combined company formed in the Transaction or adversely affect its current or planned operations; (9) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions and the impact of such conditions on the combined company’s asset management and securities brokerage activities) could reduce trading volumes, decrease customer assets and have other adverse effects on the combined company’s operations; (10) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (11) inflation, interest rate, market and monetary fluctuations; (12) the timely development of competitive new products and services by the combined company formed in the Transaction and the acceptance of these products and services by new and existing customers; (13) the willingness of customers to accept third party products marketed by Wachovia; (14) the willingness of customers to substitute competitors’ products and services for products and services of the combined company; (15) the impact of changes in financial services’ laws and regulations (including laws concerning taxes, banking, securities and insurance); (16) technological changes; (17) the effect of corporate restructurings, acquisitions and/or dispositions, including, without limitation, the Transaction, and the actual restructuring and other charges related thereto; (18) unanticipated regulatory or judicial proceedings; (19) the impact of changes in accounting policies; and (20) the impact on the combined businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; and (21) the success of the combined company at managing the risks involved in the foregoing.

In addition, this Current Report on Form 8-K contains forward looking statements about Prudential’s expectations of Prudential common stock earnings per share for the year 2003 and the return on equity of Prudential’s investment in the transaction following the completion of the integration period. There can be no assurance that future developments affecting Prudential and its subsidiaries will be those anticipated by management. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including without limitation: general economic, market and political conditions, including the performance of financial markets, interest rate fluctuations and the continuing impact of the events of September 11, 2001; volatility in the securities markets; reestimates of our reserves for future policy benefits and claims; changes in our assumptions related to deferred policy acquisition costs; our exposure to contingent liabilities; catastrophe losses; investment losses and defaults; changes in our claims-paying or credit ratings; competition in our product lines and for personnel; fluctuations in foreign currency exchange rates and foreign securities markets; risks to our international operations; the impact of changing regulation or accounting practices; Prudential’s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; adverse litigation results; and changes in tax law.

Additional factors that could cause Prudential’s and Wachovia’s results to differ materially from those described in the forward-looking statements can be found in Prudential’s and Wachovia’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements concerning the proposed transaction or others matters and attributable to Prudential or Wachovia or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. Prudential and Wachovia do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 19, 2003

PRUDENTIAL FINANCIAL, INC.

By:	/S/ ANTHONY S. PISZEL

Name: Anthony S. Piszel Title: Controller (Principal Accounting Officer)

Exhibit Index

Exhibit No.	Description

99(a)	The Transaction News Release.

99(b)	The 2003 Earnings Guidance News Release.